Exhibit 99.1


[GRAPHIC OMITTED]                                             [GRAPHIC OMITTED]


              AMAC [GRAPHIC OMITTED] Capital Solutions



                                                First Quarter 2003
                                                Supplemental Financial Package
[GRAPHIC OMITTED]                                             [GRAPHIC OMITTED]

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package


American Mortgage Acceptance Company ("AMAC")              Table of Contents
625 Madison Avenue
New York, NY 10022                                         Financial Highlights                            3
Phone:  212-588-1765
Fax:  212-751-3550                                         Consolidated Balance Sheets                     4
Web Site:  www.americanmortgageco.com
AMEX Symbol:  AMC                                          Consolidated Statements of Income               5

Investor Contacts:                                         Capitalization as of Quarter-End                6
  Stuart Rothstein
  Chief Financial Officer                                  Dividend Yield                                  7

  212-421-5333                                             Portfolio Summary                               8
  Brenda Abuaf
  Director of Shareholder Services                         Portfolio Distribution                          9
  800-831-4826
                                                           Contingent Obligations                    10 - 11

Certain   items  in  this  document  may                   Acquisition Activity                           12
constitute   forward-looking  statements
within the meaning of the "safe  harbor"                   Disposition/Payoff Activity                    13
provisions  of  the  Private  Securities
Litigation  Reform  Act of  1995  and as
such  may  involve   known  and  unknown
risks,  uncertainties  and other factors
which  may  cause  the  actual  results,
performances  or achievements of AMAC to
be materially  different from any future
results,  performances  or  achievements
expressed    or    implied    by    such
forward-looking     statements.     Such
forward-looking statements speak only as
of  the  date  of  this  document.  AMAC
expressly  disclaims  any  obligation or
undertaking  to  release   publicly  any
updates    or     revisions    to    any
forward-looking   statements   contained
herein to  reflect  any change in AMAC's
expectations   with  regard  thereto  or
change   in   events,    conditions   or
circumstances    on   which   any   such
statement is based.

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package


                              Financial Highlights

                                                                             Quarter Ended March 31,
                                                                       ------------------------------------
    (Numbers in thousands, except per share data)                           2003                2002              % change
                                                                       ---------------    -----------------   -----------------

    Operating Data
    Revenues                                                                 $  4,233             $  2,043              107.2%
    Net Income                                                                  3,192                2,139               49.2%

    Per Share data:
      Net income per diluted Share                                           $ 0.5000             $ 0.4300               16.3%
      Dividends per Common Share                                             $ 0.4000             $ 0.3625               10.3%

    Weighted Average diluted Common Shares                                      6,364                4,961

    Ratios
    Interest Coverage                                                            8.8x                 8.9x
    Net Income Payout Ratio (per share basis)                                   80.0%                84.3%
    Total Dividends Paid                                                     $  2,545             $  1,392



                                                                                March 31,           March 31,
                                                                                  2003                2002
                                                                               -----------          ---------
                               Capitalization
                                (based on market value as of period-end)
                                Debt
                                    Working Capital Repurchase Facility          $ 93,565            $ 54,860
                                    Warehouse Credit Facility                      16,997                   -
                                                                               ----------           ---------
                                Total Debt                                        110,562              54,860
                                Common Equity                                     100,100              82,409
                                                                               ----------           ---------
                                     Total Capitalization                       $ 210,662           $ 137,269
                                                                               ==========           =========

                                Total Assets                                    $ 212,806           $ 145,522
                                Debt
                                    Working Capital Debt to Total Asset             44.0%               37.7%
                                    Warehouse Credit Facility debt to
                                      Total Asset                                    8.0%                   -
                                                                               ----------           ---------
                                Total Debt to Total Assets                          52.0%               37.7%
                                Total Debt to Total Market Capitalization           52.5%               40.0%
                                Total Common Shares Outstanding                     6,364               6,364
                                Share Price at Period-End                         $ 15.73             $ 12.95

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package

                           Consolidated Balance Sheets

(Dollars in thousands)
                                                       March 31, 2003         December 31, 2002          March 31, 2002
                                                     ------------------     ---------------------     ---------------------
        Assets
         Investments in mortgage loans, net          $          12,367      $             22,384      $             22,044
         Investments in GNMA certificates                      115,773                   114,034                    72,911
         Investment in ARCap                                    20,240                    20,240                    20,233
         Real estate owned                                       7,920                         -                         -
         Cash, cash equivalents                                  3,645                    10,404                       836
         Restricted cash                                         8,282                         -                         -
         Notes receivable                                       42,442                    25,997                    18,727
         Other assets                                            2,137                     2,004                    10,771

                                                     ------------------     ---------------------     ---------------------
         Total assets                                $         212,806      $            195,063      $            145,522
                                                     ==================     =====================     =====================


        Liabilities
         Repurchase facility payable                 $          93,565      $             87,880      $             54,860
         Warehouse facility payable                             16,997                     8,788                         -
         Interest rate derivatives                                 393                         -                         -
         Accrued interest payable                                  187                        60                        50
         Accounts payable and accrued expenses                     350                       762                     1,366
         Due to Advisor and affiliates                             611                       690                       403
         Distributions payable                                   2,545                     2,545                     2,307

                                                     ------------------     ---------------------     ---------------------
         Total liabilities                                     114,648                   100,725                    58,986
                                                     ------------------     ---------------------     ---------------------


        Shareholders' Equity
         Shares of beneficial interest                             674                       674                       674
         Treasury shares of beneficial interest                    (38)                      (38)                      (38)
         Additional paid-in capital                             99,470                    99,470                    99,555
         Distributions in excess of net income                 (13,824)                  (14,471)                  (14,673)
         Accumulated other comprehensive income                 11,876                     8,703                     1,018

                                                     ------------------     ---------------------     ---------------------
         Total shareholders' equity                             98,158                    94,338                    86,536

                                                     ------------------     ---------------------     ---------------------
         Total liabilities and shareholders' equity  $         212,806      $            195,063      $            145,522
                                                     ==================     =====================     =====================

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package



                        Consolidated Statements of Income


(Dollars in thousands, except per share data)
                                                                                 Quarter Ended March 31,
                                                                    --------------------------------------------------
                                                                             2003                       2002
                                                                    ------------------------    ----------------------
         Revenues:
          Interest Income:
           Mortgage loans                                            $                1,407      $                401
           GNMA certificates                                                          1,872                     1,084
           Notes receivable                                                             918                       487
           Temporary investments                                                          8                        11
          Other income                                                                   28                        60
                                                                    ------------------------    ----------------------
         Total revenues                                                               4,233                     2,043
                                                                    ------------------------    ----------------------

         Expenses:
          Interest                                                                      407                       272
          General and administrative                                                    243                       120
          Fees to advisor                                                               443                       357
          Amortization                                                                   77                         6
          Fannie Mae loan program                                                         -                       355
          Other                                                                          80                         -
                                                                    ------------------------    ----------------------
         Total expenses                                                               1,250                     1,110
                                                                    ------------------------    ----------------------

          Other gain:

            Equity in earnings of ARCap                                                 600                       592

            Net gain (loss) on repayments and sales of
                 GNMA certificates                                                     (391)                      614

                                                                    ------------------------    ----------------------
         Net income                                                  $                3,192      $              2,139
                                                                    ========================    ======================

         Net income per share (basic and diluted)                    $                 0.50      $               0.43
                                                                    ========================    ======================

         Weighted average shares outstanding
              (basic and diluted)                                                 6,363,630                 4,960,852
                                                                    ========================    ======================

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package


                       Capitalization as of March 31, 2003

(Dollars in thousands, except per share data)

--------------------------------------------------------------------------------
Equity
--------------------------------------------------------------------------------

              Description                 Shares Outstanding      Quarter-End Price              Market Value
---------------------------------------------------------------------------------------------------------------
Common Stock                                  6,363,630                $15.73                        $ 100,100


(Dollars in thousands)

--------------------------------------------------------------------------------
Debt
--------------------------------------------------------------------------------

                                                                   Interest Rate(1)            Outstanding
              Description               Program                     (Annualized)                 Balance
---------------------------------------------------------------------------------------------------------------

Repurchase Facility Payable             Repo(2)                         1.4%          (3)             $ 93,565
Warehouse Facility Payable              Fleet Credit Facility           3.4%          (4)               16,997
                                                               ------------------------    --------------------
  Total                                                                 1.7%                         $ 110,562
                                                               ========================    ====================


Total Market Capitalization
                                                                       Balance                 % of Total
                                                               ------------------------------------------------
Equity
      Common                                                    $              100,100                   47.5%
Debt
      Working Capital Repurchase Facility                                       93,565                   44.4%
      Warehouse Credit Facility                                                 16,997                    8.1%
                                                               ------------------------    --------------------
Total Debt                                                                     110,562                   52.5%
                                                               ------------------------    --------------------
      Total Market Capitalization                               $              210,662                  100.0%
                                                               ========================    ====================





Notes:


1. Calculated based on the cost of borrowings divided by the weighted average outstanding borrowings at March 31, 2003.
2. On March 25, 2003, the Company entered into a five-year interest rate swap. The Company is required to pay Fleet National Bank a fixed rate of 3.48% on a notional amount of $30 million and, in return, will receive a floating rate equivalent to 30-day LIBOR.
3. Interest rate on the repurchase facility is based on a five basis point spread above 30-day LIBOR for GNMA collateral and LIBOR for Fannie Mae collateral.
4. Interest rate on the Fleet Credit Facility is based on a 200 basis point spread above one-to-six-month LIBOR, at the Company's option.

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package



                                 Dividend Yield

                                                              End of Period     Yield on Period-
                       For Quarter        Annualized           Share Price      End Share Price
                      ---------------------------------------------------------------------------
1999 Dividend               -               $1.45                $8.88             16.3%
2000 Dividend               -               $1.45                $7.94             18.3%
2001 Dividend               -               $1.45               $14.55             10.0%
2002 Dividend               -               $1.51               $14.09             10.7%
1Q 2003 Dividend         $0.4000            $1.60               $15.73             10.2%

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package


                                Portfolio Summary

                                                                                                   Weighted
                                                  Outstanding    Fully-Funded                       Average
                                                  Principal at     Principal     Fair Value/    Stated Interest  Weighted Average
                                                   03/31/2003       Balance   Carrying Amount(1)    Rate(2)    Expected Maturity(3)
    Investments/Asset Type                                                                                          (in years)
-----------------------------------------------------------------------------------------------------------------------------------
   (Dollars in thousands)
   First Mortgage Loans                              $ 1,793       $ 1,842         $ 1,784         11.4%              0.5

   Participating Mezzanine Loans                       9,872         9,872           9,042         10.2%(4)           9.4

   Fleet/AMAC Mezzanine Loans                          1,541         1,541           1,541          6.0%(5)           1.4

   Bridge Loans                                       21,301        23,977          21,105         11.8%              1.3

   Fleet/AMAC Bridge Loans                            21,495        24,392          21,337          5.7% 5            1.6

   Ginnie Mae Certificates                           101,556       130,894         115,773          7.2%             10.4

   ARCap Preferred Shares                             20,000(6)     20,000(6)       20,240         12.0%              N/A
                                                  ----------    ----------      ----------    ----------         ---------
    Total / Weighted Average - All investments     $ 177,558     $ 212,518       $ 190,822          8.2%              7.9
                                                 ===========    ==========      ==========



Notes:
-----
1. First mortgages, mezzanine and bridge loans are carried at cost, net of unamortized loan origination costs and fees. GNMA certificates are carried at fair value, which is based on market prices obtained from independent sources. ARCap is carried at cost plus any declared, unpaid dividend.
2. Weighted average stated interest rate is calculated based on the fully funded amount of each individual loan within each investment/asset type as of 03/31/03.
3. Weighted average expected maturity is calculated based on the earlier of the maturity date of a loan or the earliest date that a loan can be repaid without penalty.
4. Weighted average yield on mezzanine loan, not including participation. Interest rate is based on a fixed percentage on the first mortgage loan.
5. The Fleet/AMAC bridge and mezzanine loans are variable rate debt obligations with the interest rate calculated based on a spread over 30-day LIBOR.
6. 800,000 shares at original per share price of $25.00 (not including additional cost of acquisition).

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package


                             Portfolio Distribution


   By Investment Type(1)                  Geographic Diversification by State(2)
   ---------------------                  --------------------------------------

     [GRAPHIC OMITTED]                              [GRAPHIC OMITTED]

ARCAP Preferred Shares 10.6%                     California            12.5%
First Mortgage Loans    1.0%                     District of Columbia   8.5%
Mezzanine Loans (incl. Fleet/AMAC mezz.) 5.5%    Florida               15.9%
Bridge Loans (incl. Fleet/AMAC bridge)  22.2%    Illinois               0.8%
Ginnie Mae Certificates 60.7%                    Massachussets         14.9%
                                                 Michigan               0.2%
                                                 Minnesota              4.2%
                                                 North Carolina         2.3%
                                                 Texas                 40.7%


Note:
1. Percentage is calculated based on fair value/carrying amount of each loan type as of March 31, 2003.

2. Percentage is calculated based on the carrying amount of loans; investments in ARCap and real estate are not included.

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package


                             Contingent Obligations

Standby Loan Commitments
------------------------

The company issues standby bridge loan and permanent loan commitments for the construction or rehabilitation of multi family apartment complexes. In return, the company receives a fee for issuing these commitments. The following provides information relating to these standby bridge and permanent loan commitments.


Bridge Loan

                                                                       No. of Apt.                   Bridge Loan      Commitment
        Issue Date                    Project         Location           Units         Amount      Commitment Fee     Expiration
---------------------------       --------------   ----------------   -----------  -------------  ---------------    ---------------
February-02                       Valley View/
                                   Summertree        Little Rock, AK      240      $   400,000        2.50%            4/1/2003(1)

                                                                      -----------  -------------
Total Standby Bridge Loan
  Commitments                                                             240      $   400,000
                                                                      ===========  =============

Permanent Loan

                                                                                                 Loan         Loan      Commitment
                                                                     No. of Apt.              Commitment   Origination  Expiration
        Issue Date                Project           Location           Units       Amount        Fee          Fee
---------------------------     --------------  ----------------    -----------  -----------  ----------  ------------  ----------

March-02                        Sunset Gardens     Eagle Pass, TX         60     $   717,000     3.49%       N/A       September-03
August-02                       Highland Park      Topeka, KS            200       4,250,000     2.00%    1.00%, if     December-03
                                                                                                           funded

                                                                    -----------  -----------
Total Standby Permanent Loan
    Commitments                                                          260     $ 4,967,000
                                                                    ===========  ===========


Note:
1. Commitment expected to be funded in May 2003. Loan will bear interest at a rate of 12% per annum.

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package


                       Contingent Obligations (continued)

Guaranteed Construction Loans
-----------------------------

The Company provides credit support for the following projects after construction completion, up until the date in which permanent financing takes place.


                                                                                                           Loan
                                                                                                      Administration
                                                                                         Loan              Fee         Construction
                                                                          No. of     Administration    (annualized       Guarantee
    Date Closed         Project                   Location                Units         Amount            rate)(1)         Fee(2)
----------------   ----------------------     -----------------------   ----------  ----------------  --------------   ------------

September-02       Creekside Apts.            Colorado Springs, CO          144      $   7,500,000         0.375%            -

July-02            Clark's Crossing           Laredo, TX                    160          4,790,000         0.500%         0.625%

October-02         Village at Meadowbend      Temple,TX                     138          3,675,000         0.500%         0.750%

November-02        Mapleview Apartments       Saginaw, MI                   104          3,240,000         0.625%         0.247%

                                                                        ----------  ----------------
Total Guaranteed Construction Loans                                         546      $   19,205,000
                                                                        ==========  ================


Forward Commitments
-------------------

The company guarantees construction loans for which it has issued a forward commitment to originate a loan under the Fannie Mae program, with respect to which it guarantees repayment of 100% of such construction loans. The following provides information relating to the forward commitments made on Fannie Mae's behalf.

                                Letter of Credit                 Loss Sharing/                                    Commitment
  Issue Date     Project           Provider          Amount      Guarantee Fee    Location        Type            Expiration
------------  --------------    ----------------   ----------    -------------   ----------     ------------      -----------
April-01        Desert View       First Union      $1,011,000     0.520%         Coolidge, AZ   Construction       4/1/2003 (3)

                                                   ----------
Total Forward Commitments under
 Fannie Mae Program                                $1,011,000
                                                   ==========


Notes:
1. Loan Administration Fee is paid monthly based on the annualized rate divided by twelve during the guarantee period.
2.  Construction Guarantee Fee is an up-front fee - paid at closing.
3. Purchased in April 2003. The loan bears interest at a rate of 4% per annum above prime rate (currently 8.25%).

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package


                              Acquisition Activity

                                                                                Date Originated/    Face Amount of
Loans Acquisitions                                   Location         Units        Acquired            Loan
---------------------------------------------------------------------------------------------------------------------

Bridge Loans
------------
Noble Tower                                         Oakland, CA       195          2/19/2003            $ 6,872,228
Concord at Gessner                                  Houston, TX       288          3/11/2003              1,700,000
                                                                   ----------                          --------------
Total Bridge Loans                                                    483                                 8,572,228
                                                                   ----------                          --------------

Acquisition/Bridge Loans (Fleet Program)
----------------------------------------
Baywoods                                            Antioch, CA       128           3/7/2003             10,990,000
                                                                   ----------                          --------------
Total Acquisition/Bridge Loans (Fleet Program)                        128                                10,990,000
                                                                   ----------                          --------------

                                                                                                       --------------
Total Q1 2003 Acquisitions                                                                               19,562,228
                                                                                                       --------------

                                                                                                       --------------
Total YTD Acquisitions                                                                                 $ 19,562,228
                                                                                                       ==============



                                                Amount Funded          Permanent          Final
Loans Acquisitions                                at Close            Interest Rate      Maturity       Prepayment
-----------------------------------------------------------------------------------------------------------------

Bridge Loans
------------
Noble Tower                                        $ 6,872,228          12.00%               7/31/2005      N/A
Concord at Gessner                                   1,496,000          12.00%               3/11/2005      N/A
                                               ---------------
Total Bridge Loans                                   8,368,228
                                               ---------------

Acquisition/Bridge Loans (Fleet Program)
----------------------------------------
Baywoods                                            10,490,000(1)   1 month LIBOR + 4.00%     3/4/2005      N/A
                                               ---------------
Total Acquisition/Bridge Loans (Fleet Program)      10,490,000
                                               ---------------

                                               ---------------
Total Q1 2003 Acquisitions                          18,858,228
                                               ---------------

                                               ---------------
Total YTD Acquisitions                             $18,858,228
                                               ===============



Note:
-----
N/A  =  Loan  can  be  prepaid   without
        penalty.
1. The portion AMAC and Fleet funded at close was $2,490,000 and $8,000,000, respectively.

AMAC [GRAPHIC OMITTED] Capital Solutions                     First Quarter 2003
                                                 Supplemental Financial Package



                           Disposition/Payoff Activity


                                                                            Face Amount of     Permanent         Realized
Loans Dispositions              Location               Units       Type     Loan at Payoff     Interest Rate    Gains/(Losses)
------------------------------------------------------------------------------------------------------------------------------
First Mortgage Loan
-------------------
Stony Brook II                 East Haven, CT        125        Payoff      $  8,285,490              7.63%               $ -

Mezzanine Loan
--------------
Stony Brook II                 East Haven, CT        125        Payoff           763,909             15.33% (1)             -

Bridge Loans
------------
Concorde at Palm               Houston, TX           360        Payoff         3,850,000             12.50%                 -

Ginnie Mae Certificates
-----------------------
Casitas at Montecito           N/A                   N/A        Payoff         5,787,000              7.30%          (391,078)

                                                                            ------------                           ----------
Total Q1 2003 Disposition/
 Payoff                                                                       18,686,399                             (391,078)
                                                                            ------------                           ----------

                                                                            ------------                           ----------
Total YTD Disposition/Payoff                                                $ 18,686,399                           $ (391,078)
                                                                            ============                           ==========




Note:
1. Interest rate shown is the effective rate earned on the mezzanine loan, as interest is based on a fixed rate on the outstanding balance of the first mortgage loan.